INVESTOR PRESENTATION July 2026 EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 2 Forward-Looking Statements Except for historical information contained herein, the statements and information in this presentation, including the oral statements made in connection herewith, are forward- looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “confident,” “plan,” “project,” “budget,” “design,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” “continue,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity levels, our business strategy, projected financial results and future financial performance, the ability to obtain capital on attractive terms, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, our share repurchase program, and the anticipated growth prospects of PROPWR®, including the demand for its services, types of customers and the ability to secure long-term contracts, the ability to obtain financing on attractive terms, the ability to procure additional equipment, timely receipt of such equipment and successful deployment and anticipated benefits of the PROPWR business line, including its expected financial contribution to our results of operations. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related to conflict in the Middle East region, including the Iran War, the Russia-Ukraine war, and events in Venezuela, general economic conditions, including the impact of continued inflation, central bank policy actions, the risk of a global recession, U.S. and global trade policy, including the imposition of tariffs and retaliatory measures, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this presentation are made as of the date of this presentation. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. This presentation contains certain measures that are not determined in accordance with GAAP. For a definition of these measures and a reconciliation to the most directly comparable GAAP measure on a historical basis, please see the reconciliations on slide 3. EXHIBIT 99.2

EXHIBIT 99.2

Selected Financial & Non-GAAP Reconciliations

This presentation references "Adjusted EBITDA," "Free Cash Flow," and "Free Cash Flow for Completions Business," which are not financial measures presented in accordance with GAAP. We define EBITDA as net income (loss) plus (i) interest expense, (ii) income tax expense (benefit) and (iii) depreciation and amortization. We define Adjusted EBITDA as EBITDA plus (i) loss (gain) on disposal of assets and businesses, (ii) stock-based compensation, (iii) business acquisition contingent consideration adjustments, (iv) other expense (income), (v) other unusual or nonrecurring (income) expenses such as impairment expenses, costs related to asset acquisitions, insurance recoveries, one-time professional fees and legal settlements and (vi) retention bonus and severance expense. We define Free Cash Flow as net cash provided by operating activities less net cash used in investing activities. We define Free Cash Flow for Completions Business as net cash provided by operating activities less net cash used in investing activities less net cash provided by operating activities for PROPWR or plus net cash used in operating activities for PROPWR plus net cash used in investing activities for PROPWR.

We believe that the presentation of these non-GAAP financial measures provide useful information to investors in assessing our financial condition and results of operations. Net income (loss) is the GAAP measure most directly comparable to Adjusted EBITDA, and net cash from operating activities is the GAAP measure most directly comparable to Free Cash Flow and Free Cash Flow for Completions Business. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted EBITDA, Free Cash Flow or Free Cash Flow for Completions Business in isolation or as a substitute for an analysis of our results as reported under GAAP. Because Adjusted EBITDA, Free Cash Flow and Free Cash Flow for Completions Business may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Non-GAAP Reconciliation	Three Months Ended	
(in thousands)	June 30, 2026	March 31, 2026
Net loss	($8,113)	($3,643)
Depreciation and amortization	43,463	40,614
Interest expense	3,007	2,664
Income tax expense (benefit)	5,931	(5,672)
Gain on disposal of assets	(1,590)	(740)
Stock-based compensation	5,950	4,671
Business acquisition contingent consideration adjustments	--	(500)
Other income, net	(4,009)	(1,386)
Retention bonus and severance expense	126	385
Adjusted EBITDA	$44,765	$36,393

Non-GAAP Reconciliation	Three Months Ended		Six Months Ended	
(in thousands)	June 30, 2026	March 31, 2026	June 30, 2026	June 30, 2025
Net Cash provided by Operating Activities	$66,046	$2,733	$68,779	$108,903
Net Cash used in Investing Activities	(58,350)	(40,863)	(99,213)	(68,524)
Free Cash Flow (FCF)	**$7,696**	**($38,130)**	**($30,434)**	**$40,379**
Net Cash (provided by) used in Operating Activities – PROPWR business	(815)	8,308	7,493	2,207
Net Cash used in Investing Activities – PROPWR business	44,219	26,714	70,933	24,301
Free Cash Flow for Completions Business	**$51,100**	**($3,108)**	**$47,992**	**$66,887**

	Three Months Ended		Six Months Ended	
(in thousands)	June 30, 2026	March 31, 2026	June 30, 2026	June 30, 2025
Capital Expenditures Paid (1)	$61,358	$43,364	$104,722	$78,044
Less: Capital expenditures included in accounts payable and accrued liabilities – beginning of period	(31,754)	(28,095)	(28,095)	(14,695)
Add: Capital expenditures included in accounts payable and accrued liabilities – end of period	18,675	31,754	18,675	29,136
Add: Capital expenditures related to financed equipment purchases – end of period	22,365	38,005	60,370	18,910
Add: Capital expenditures financed by operating lease landlord – end of period	--	--	--	350
Capital Expenditures Incurred (1)	$70,644	$85,028	$155,672	$111,745

(1) This table reconciles cash basis capital expenditures reported in the condensed consolidated statements of cash flows to accrual basis capital expenditures reported in the earnings release dated July 29, 2026.

PROPETRO

© 2026 ProPetro Holding Corp. All Rights Reserved.

3

EXHIBIT 99.2

ProPetro's Investment Thesis

Sustainable completions free cash flow and growing PROPWR earnings

Over $1B invested in the Completions business since 2022, including a refreshed asset base, new technology, and a diversified service offering.

PROPWR business anchored by contracts — across data center, industrial, and oil and gas applications

Pure-play completions exposure to the Permian Basin, one of the world's leading regions for hydrocarbon production

Superior field performance for blue-chip E&P customers

Innovating to meet growing demand through FORCE® electric hydraulic fracturing fleets and PROPWR offering

ProPetro has built a proven business that is profitable through market cycles.

PROPETRO
© 2026 ProPetro Holding Corp. All Rights Reserved.
4

EXHIBIT 99.2

PROPETRO®

Leading energy services provider to blue-chip oil and gas producers in the Permian Basin

Provider of completions and power generation services

Innovating to meet the demand for FORCE® electric hydraulic fracturing fleets

Expanding to meet various electricity needs with PROPWR, a comprehensive power generation solution

PROPWR   SILVERTIP COMPLETION SERVICES   AQUA PROP

NYSE
PUMP

2Q26 Revenue
$306M

2Q26 Adjusted EBITDA(1)
$45M

2Q26 Free Cash Flow for Completions Business(1)
$51M

Headquartered in
Midland, Texas



FORCE
PROPETRO
DANGER
HIGH VOLTAGE
DANGER
HIGH VOLTAGE
Q1

(1) Adjusted EBITDA and Free Cash flow for Completions Business are non-GAAP financial measures; see the reconciliations on the "Non-GAAP Reconciliations" slide. M for millions.

PROPETRO® © 2026 ProPetro Holding Corp. All Rights Reserved.

EXHIBIT 99.2

Land of Reliable Energy

THE PERMIAN BASIN

The Permian Basin is one of the most prolific areas for hydrocarbon production globally and is renowned for its vast reserves of oil and natural gas.

- ProPetro is strategically located in and levered to the Permian, with 100% of its completions business revenue coming from this region.


Midland, Texas
Corporate Headquarters and primary operating facilities
PERMIAN BASIN

PROPETRO®
© 2026 ProPetro Holding Corp. All Rights Reserved.

6

EXHIBIT 99.2

A Strategy Yielding Results

ProPetro's second quarter results once again demonstrate the strength of our business model. While our results were impacted by a few items during the quarter, including upfront costs associated with standing up our twelfth fleet, a temporary out-of-basin fleet deployment that experienced significant unexpected downtime, and severe weather across the Permian Basin in June, the underlying performance of the business remained strong. Even with these impacts, our completions business generated resilient free cash flow, a clear demonstration that the industrialized model we've built is working.

PROPETRO

(In millions except %'s and per share data)	TOTAL REVENUE	NET INCOME (LOSS)	EARNINGS PER SHARE[(1)]	ADJUSTED EBITDA[(2)(3)]	CASH FLOW FROM OPERATIONS	FREE CASH FLOW FOR COMPLETIONS BUSINESS[(2)]	TOTAL LIQUIDITY[(4)]
2Q26	$306	($8)	($0.07)	$45	$66	$51	$905
1Q26	$271	($4)	($0.03)	$36	$3	($3)	$289
Δ	13%	($4)	($0.04)	23%	$63	$54	$616

2Q26 includes net proceeds from the $690 aggregate principal amount of convertible notes completed in May 2026

(1) Earnings per share metrics are calculated using a fully diluted share count of 117M and 123M for 1Q26 and 2Q26, respectively.
(2) Adjusted EBITDA and Free Cash Flow for Completions Business are non-GAAP financial measures; see the reconciliations on the "Non-GAAP Reconciliation" slide.
(3) Inclusive of operating lease expense related to FORCE® fleets of $16M and $16M for 1Q26 and 2Q26, respectively.
(4) Inclusive of cash and available capacity (availability) under our revolving credit facility as of the period end.

7

EXHIBIT 99.2

PROPWR

Recent PROPWR Milestones

- **Added approximately 110 megawatts of power generation capacity committed under contract,** bringing total capacity committed under contract to approximately **350 megawatts**. Also engaged in advanced contract negotiations for over **100 megawatts** to support other oil and gas operations.
- **Assets successfully deployed and operating at a Midwest hyperscaler data center site,** one of the first behind-the-meter power providers servicing a data center project at scale providing prime power.
- **Continued advancing negotiations across multiple data center commercial opportunities,** including a subset of **several hundred megawatts** in advanced discussions.
- **Expect data center power opportunities to occupy a higher share of PROPWR's overall capacity** — characterized by higher-capacity deployments and longer-term contracts — as the Company actively negotiates additional agreements amid accelerating demand for reliable, low-emission power solutions.
- **Raised approximately $1.5 billion in the past 18 months to help fund PROPWR's growth,** including a highly successful **$690 million** convertible offering completed in May. Going forward, the Company will approach capital decisions opportunistically as it expands its commercial footprint and executes against its strategy.
- **Secured Strategic Framework Agreement with Caterpillar, Inc.** This agreement enables PROPWR to acquire up to approximately 2.1 gigawatts of additional power generation capacity over the next five years. When combined with the approximately 550 megawatts previously ordered, and upon the successful delivery of assets under this agreement, PROPWR is positioned to have approximately 2.6 gigawatts of power generation capacity delivered by year-end 2031 and fully deployed in 2032.


PROPETRO
PRO PWR
PWR82103

PROPETRO
© 2026 ProPetro Holding Corp. All Rights Reserved.

EXHIBIT 99.2
PROPWR

Potential PROPWR Growth

Illustrative PROPWR Deployed Gigawatt Growth


Gigawatts (GWs) already delivered, ordered or available under strategic framework agreement with Caterpillar
~0.3
~0.5
~0.8
~1.2
~1.7
~2.2
~2.6
2026
2027
2028
2029
2030
2031
2032
Illustrative Deployed GWs at Year End

Note: There is typically a 6- to 12-month delay between delivery and deployment of equipment to allow for thorough testing and ensure field readiness.

PROPETRO
© 2026 ProPetro Holding Corp. All Rights Reserved.
9

EXHIBIT 99.2

PROPWR

Operational Execution: Real Assets Operating Today

Field Deployments are a Key Differentiator







FIELD LAB – MIDLAND, TX

Exceptional performance is proven before it reaches the field. Our Midland test facility validates equipment, trains crews, and de-risks systems ahead of deployment.

FIRST DATA CENTER DEPLOYMENT

Assets now live and operating at a data center site – making us one of the few behind-the-meter power providers currently operating in this market, providing prime power to a data center at scale.

PERMIAN MICROGRID

PROPWR is deployed on multiple Permian Basin microgrid operations today, supporting continued commercial momentum across the space.

PROPETRO

© 2026 ProPetro Holding Corp. All Rights Reserved.

10

EXHIBIT 99.2

The Next Generation Frac Fleet

Fleet Transformation to Match Customer Adoption

- Majority of ProPetro's active hydraulic horsepower is secured under contracts
- Dual-fuel and electric technology differentiates ProPetro's fleet in the industry
- Lower capital intensity with higher operating efficiency
- FORCE® electric fleets:
  - Fuel savings through electrification
  - Improved completions efficiency
  - Extended asset life
- Tier IV DGB dual-fuel fleets:
  - Natural gas cost savings
  - Lower emissions
- Direct Drive gas frac units:
  - Fuel savings through burning 100% natural gas
  - Extended asset life
  - Complementary to Tier IV DGB dual-fuel fleets

2026e[(1)] Frac Fleet Configuration


Tier II Diesel
FORCE
Tier IV DGB Dual-Fuel



Note: "e" indicates management estimate.
(1) Targeted direct drive frac unit investments will be deployed to select Tier IV DGB dual-fuel fleets in 2026, reducing future capital needs for conventional fleet investments and refurbishments.

PROPETRO®

© 2026 ProPetro Holding Corp. All Rights Reserved.

11

EXHIBIT 99.2

FORCE® Fleet Performance

LEADING TECHNOLOGY DELIVERING VALUE

- Four FORCE®[(1)] fleets operating under contract

- Lower emissions, quiet operations, and smaller operational footprint

- Significant fuel savings and 100% diesel displacement

- Extended equipment lifespan and reduced operating expenses



(1) Includes one large fleet that operates with two fleets worth of equipment.

PROPETRO®
© 2026 ProPetro Holding Corp. All Rights Reserved.

© 2026 ProPetro Holding Corp. All Rights Reserved. 13 Customer focused and team driven Based in the resource-rich Permian Basin Transitioning to efficient and more capital-light frac fleets Proven results year-after-year Disciplined capital allocation and asset deployment strategy Reducing emissions and investing in longer-lived assets Driving the next generation of sustainable solutions with PROPWR Who We Are EXHIBIT 99.2

EXHIBIT 99.2

Committed to Shareholder Value Creation

OUR LEADERSHIP

Company Management



Sam Sledge
Chief Executive Officer & Director



Adam Muñoz
President and Chief Operating Officer



Caleb Weatherl
Chief Financial Officer



Shelby Fietz
Chief Commercial Officer



Jody Mitchell
General Counsel



Celina Davila
Chief Accounting Officer

Board of Directors



Phillip A. Gobe
Independent Chairman of the Board



Anthony Best
Independent Director, Audit Committee Chair



Michele Vion
Independent Director, Compensation Committee Chair



Mark Berg
Independent Director, Nominating & Corporate Governance Committee Chair



G. Larry Lawrence
Independent Director



Mary Ricciardello
Independent Director

PROPETRO®
© 2026 ProPetro Holding Corp. All Rights Reserved.
14

© 2026 ProPetro Holding Corp. All Rights Reserved. 15 Investor Contacts INVESTOR RELATIONS MATT AUGUSTINE Vice President, Finance and Investor Relations matt.augustine@propetroservices.com 432.219.7620 CORPORATE HEADQUARTERS One Marienfeld Place 110 North Marienfeld, Suite 300 Midland, TX 79701 432.688.0012 www.propetroservices.com EXHIBIT 99.2